Exhibit 99.1

DaVita Inc. Announces Pricing of $1.5 Billion Senior Notes Offering
DENVER, August 6, 2020 (BUSINESS WIRE) -- DaVita Inc. (NYSE: DVA) (“DaVita”) announced today the pricing of its previously announced private offering of $1.5 billion aggregate principal amount of senior notes due 2031 (the “2031 notes”). The 2031 notes were priced at 100% of their face amount to yield a 3.750% coupon. The offering is expected to close on August 11, 2020, subject to satisfaction of customary closing conditions.
DaVita intends to use the net proceeds from the offering of the 2031 notes, together with cash on hand, to redeem all $1.5 billion aggregate principal amount outstanding of its 5.000% senior notes due 2025 (the “2025 notes”) and pay all fees and expenses related to such redemption and the offering. The 2025 notes will be redeemed on August 21, 2020, subject to the completion of the 2031 notes offering. Nothing contained in this release constitutes a notice of redemption of the 2025 notes.
The 2031 notes were offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in compliance with Regulation S under the Securities Act. The offer and sale of the 2031 notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.
This release does not constitute an offer to sell or the solicitation of an offer to buy the 2031 notes, nor will there be any sale of the 2031 notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful.
About DaVita
DaVita (NYSE: DVA) is a health care provider focused on transforming care delivery to improve quality of life for patients globally. The company is one of the largest providers of kidney care services in the U.S. and has been a leader in clinical quality and innovation for over 20 years. Through DaVita Kidney Care, the company treats patients with chronic kidney failure and end stage renal disease. DaVita is committed to bold, patient-centric care models, implementing the latest technologies and moving toward integrated care offerings for all.
Forward-Looking Statements
This release contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”) and the federal securities laws. All statements in this release, other than statements of historical fact, are forward-looking statements and as such are intended to be covered by the safe harbor for “forward-looking statements” provided by the PSLRA. Without limiting the foregoing, statements including the words "expect," "intend," "will," "could," "plan," "anticipate," "believe," and similar expressions are intended to identify forward-looking statements. These forward looking statements include, but are not limited to, expectations regarding the proposed 2031 notes offering and the use of proceeds therefrom. Our actual results and other events could differ materially from any forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties. These risks and uncertainties include, among other things:

•	risks related to the proposed 2031 notes offering, including the effect of the debt markets on the offering and our ability to satisfy the closing conditions to the offering;

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the continuing impact of the dynamic and rapidly evolving novel coronavirus (COVID-19) pandemic, including, without limitation, on our patients, teammates, physician partners, suppliers, business, operations, reputation, financial condition and results of operations, the government’s response to the COVID-19 pandemic, and the consequences of an extended economic downturn resulting from the impacts of COVID-19, any of which may also have the effect of heightening many of the other risks and uncertainties discussed below;

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our need, ability and willingness to utilize any funds received under the Coronavirus Aid Relief, and Economic Security Act (CARES Act) or subsequent legislation, and the consequences of our decisions with respect thereto;

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the concentration of profits generated by higher-paying commercial payor plans for which there is continued downward pressure on average realized payment rates, and a reduction in the number or percentage of our patients under such plans, including without limitation as a result of restrictions or prohibitions on the use and/or availability of charitable premium assistance, which may result in the loss of revenues or patients, or our making incorrect assumptions about how our patients will respond to any change in financial assistance from charitable organizations;

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noncompliance by us or our business associates with any privacy or security laws or any security breach by us or a third party involving the misappropriation, loss or other unauthorized use or disclosure of confidential information;

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the extent to which the ongoing implementation of healthcare reform, or changes in or new legislation, regulations or guidance, enforcement thereof or related litigation result in a reduction in coverage or reimbursement rates for our services, a reduction in the number of patients enrolled in higher-paying commercial plans, or that are enrolled in or select Medicare Advantage plans, or other material impacts to our business; or our making incorrect assumptions about how our patients will respond to any such developments;

•	a reduction in government payment rates under the Medicare End Stage Renal Disease program or other government-based programs and the impact of the Medicare Advantage benchmark structure;

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risks arising from potential and proposed federal and/or state legislation, regulation, ballot, executive action or other initiatives, including such initiatives related to healthcare and/or labor matters, such as Proposition 23 in California;

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the impact of the upcoming election cycle, the political environment and related developments on the current healthcare marketplace and on our business, including with respect to the future of the Affordable Care Act, the exchanges and many other core aspects of the current healthcare marketplace;

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our ability to successfully implement our strategy with respect to home-based dialysis, including maintaining our existing business and further developing our capabilities in a complex and highly regulated environment;

•	changes in pharmaceutical practice patterns, reimbursement and payment policies and processes, or pharmaceutical pricing, including with respect to calcimimetics;

•	legal and compliance risks, such as our continued compliance with complex government regulations;

•	continued increased competition from dialysis providers and others, and other potential marketplace changes;

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our ability to maintain contracts with physician medical directors, changing affiliation models for physicians, and the emergence of new models of care introduced by the government or private sector that may erode our patient base and reimbursement rates, such as accountable care organizations, independent practice associations and integrated delivery systems;

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our ability to complete acquisitions, mergers or dispositions that we might announce or be considering, on terms favorable to us or at all, or to integrate and successfully operate any business we may acquire or have acquired, or to successfully expand our operations and services in markets outside the United States, or to businesses outside of dialysis;

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uncertainties related to potential payments and/or adjustments under certain provisions of the equity purchase agreement for the sale of our DaVita Medical Group (DMG) business, such as post-closing adjustments and indemnification obligations;

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the variability of our cash flows; including without limitation any extended billing or collections cycles; the risk that we may not be able to generate or access sufficient cash in the future to service our indebtedness or to fund our other liquidity needs; and the risk that we may not be able to refinance our indebtedness as it becomes due, on terms favorable to us or at all;

•	factors that may impact our ability to repurchase stock under our stock repurchase program and the timing of any such stock repurchases;

•	risks arising from the use of accounting estimates, judgments and interpretations in our financial statements;

•	impairment of our goodwill, investments or other assets; and

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uncertainties associated with the other risk factors set forth in Part I, Item 1A. of our Annual Report on Form 10-K for the year ended December 31, 2019, Part II, Item 1A. of our Quarterly Reports on Form 10-Q for the periods ended March 31, 2020 and June 30, 2020, and the other risks and uncertainties discussed in any subsequent reports that we file or furnish with the Securities and Exchange Commission from time to time.

The forward-looking statements should be considered in light of these risks and uncertainties. All forward-looking statements in this release are based solely on information currently available to us on the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of changed circumstances, new information, future events or otherwise.

Contact: Jim Gustafson
Investor Relations
DaVita Inc.
jim.gustafson@davita.com